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                                                                  Exhibit 10.2



                        NATIONAL SURGERY CENTERS, INC.

                             AMENDED AND RESTATED
                         EMPLOYEE STOCK PURCHASE PLAN


     The purpose of this Employee Stock Purchase Plan (the "Plan") is to benefit National Surgery Centers, Inc. (the "Company") and its subsidiaries by offering eligible employees a favorable opportunity to become stockholders of the Company over a period of years, thereby giving them a proprietary interest in the growth and prosperity of the Company and encouraging the continuance of their dedicated services with the Company or its subsidiaries. Pursuant to this Plan, 500,000 shares of authorized but unissued common stock of the Company may be offered for sale to eligible employees through periodic offerings to be made during the five-year period commencing November 10, 1995.

     The Plan is intended to qualify as an Employee Stock Purchase Plan under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

     1. ADMINISTRATION. The Plan will be administered by a Committee appointed by the Board of Directors. The Committee shall consist of not fewer than three members of the Board of Directors, each of whom is (i) a "disinterested person" (as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act")), and (ii) an "outside director" (as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Its interpretations and decisions with regard thereto shall be final and conclusive.

     2. ELIGIBILITY. All employees of the Company and its subsidiaries on the date of any offering (as hereinafter described) shall be eligible to participate in the Plan, except that the following classes of employees shall not be eligible:

     a. employees who have been employed for fewer than six months; provided, however, that all persons employed on the first offering date under the Plan shall be eligible to participate in such offering regardless of their period of employment;

     b.   employees whose customary employment is 20 hours or fewer per week;

     c. employees whose customary employment is for not more than 5 months in any calendar year; and

     d. employees who either own, or immediately after the grant of an option under the Plan would own, Company stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiaries.

     For purposes of subparagraph (a), a participating employee who terminates his or her employment and is subsequently reemployed by the Company or one of its subsidiaries within
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one year of the termination date shall be immediately eligible to participate in any current or subsequent offering under this Plan following the date of such reemployment. Additionally, in determining an employee's months of employment for purposes of this Plan, such employee's months of employment with any business entity, the assets, business, stock or product line of which is acquired by the Company through purchase, merger or otherwise will be deemed to be months of employment with the Company. For purposes of subparagraph (d), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee. For purposes of this Plan, a subsidiary of the Company shall mean a "subsidiary corporation" as defined in Section 424(f) of the Internal Revenue Code.

     3. OFFERINGS. The Company will make one or more annual offerings to employees to purchase stock under this Plan. Each offering period shall be one year in duration, during which (or during such portion thereof as an employee may elect to participate) the amounts received as direct compensation by an employee, plus the amount of any dividends received on any shares purchased by the employee under the Plan while such shares are registered in the name of a custodian appointed pursuant to Section 9 hereof, shall constitute the measure by which the employee's participation in the offering is based. For all purposes of this Plan, "direct compensation" shall mean all cash payments on account of the employee's employment with the Company or its subsidiaries and shall include: wage or salary payments, incentives or bonuses, commissions advanced and paid, and extra cash payments of: overtime premium, shift pay for Saturday, Sunday or holiday work, emergency call-in and other special awards made by cash payments.

     No employee may be granted an option which permits his rights to purchase stock under this Plan, and any other stock purchase plan of the Company and its parent or subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the effective date of the offering) for each calendar year in which the offering is outstanding at any time. For purposes of the preceding sentence, the rules set forth in Section 423(b)(8) of the Code shall apply.

     4. PARTICIPATION. Subject to the second sentence of Section 7, an employee eligible on the effective date of any offering may participate in such offering on such effective date or on the first day of any calendar quarter commencing within the offering period (an "enrollment date") by completing and forwarding a payroll deduction authorization form to the Personnel Department. The form will authorize a regular payroll deduction from the employee's direct compensation, and will take effect on the next payroll date after the enrollment date (or such later payroll date as the Committee may determine by uniform rules). The form will also authorize the purchase of additional shares with any dividends received on any shares purchased by the employee under this Plan while such shares are registered in the name of a custodian appointed pursuant to
Section 9 hereof.

     5. PAYROLL DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. With respect to any offering made under this Plan, an employee may authorize a payroll deduction in terms of whole number percentages from a minimum of 1%

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up to a maximum of 10% of the direct compensation an employee receives during the offering period (or during such portion thereof as an employee may elect to participate). Notwithstanding the foregoing, in no event may more than $10,000 be deducted from an employee's direct compensation for each offering period.

     6. DEDUCTION CHANGES. An employee may at any time (but not more than twice during any offering period on dates designated by the Committee) increase or decrease the employee's payroll deduction by filing a new payroll deduction authorization form. The change will not become effective sooner than the next pay period after receipt of the form by the Personnel Department.

     7. WITHDRAWAL OF FUNDS. A employee may at any time and for any reason permanently draw out the balance accumulated in the employee's account (including any dividends added to such account) and thereby withdraw from participation in a stock offering. An employee may thereafter resume participation again only once during the remainder of the offering period; provided, however, that an employee who is an officer or director of the Company may not thereafter resume participation in that offering or participate in a subsequent offering prior to the expiration of six months from the date of such withdrawal. Partial withdrawals will not be permitted.

     8. PURCHASE OF SHARES. Each employee participating in any offering under this Plan will be granted an option, upon the effective date of such offering, for as many full or fractional shares of National Surgery Centers, Inc. common stock as the participating employee may elect to purchase with the following amounts:

     (a) up to 10% of direct compensation received during the specified offering period (or during such portion thereof as an employee may elect to participate) but not to exceed $10,000, to be paid by payroll deductions during such period; and

     (b) the amount of any dividends received on any shares purchased by the employee under this Plan while such shares are registered in the name of a custodian appointed pursuant to Section 9 hereof.

     9. PURCHASE PRICE OF SHARES. The purchase price for each share purchased will be the lesser of 85% of the fair market value (as defined in Section 11) on the date of the offering (the "Subscription Price") or 85% of the fair market value at the time the option is exercised, when there are sufficient funds in the employee's account to purchase one or more full shares. As of the last day of each calendar quarter during any offering, and upon termination of the Plan, the account of each participating employee (including any dividends added to such account) shall be totaled. If such account contains sufficient funds to purchase one or more full shares as of that date, the employee shall be deemed to have exercised an option to purchase such share or shares as of that date. However, under no circumstances shall options be exercised or shares purchased under the plan prior to the registration of such shares with the Securities and Exchange Commission. If a registration statement delays the exercising of an option, such option shall be exercised in full as of the date the registration statement for such shares becomes effective. The employee's account shall be charged for the amount of the purchase price and ownership of such

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share or shares shall be appropriately entered in the books of the Company. The
Committee may appoint a custodian to accept custody of such shares on behalf of each participating employee. In such instance, a stock certificate shall be issued in the custodian's name at the end of each quarter during an offering period. An employee may request issuance of a certificate for any or all of the shares held by the custodian on his or her behalf by completing a form approved by the Committee.

     A participating employee who is an officer or director of the Company may not sell, transfer or dispose of any shares within six months after such shares have been acquired upon exercise of an option.

     A participating employee may not purchase a share under any offering beyond 12 months from the effective date thereof. Any balance remaining in an employee's payroll deduction account at the end of an offering period will be carried forward into the employee's payroll deduction account for the following offering period or, if there is none, shall be paid to the employee as soon as practicable.

     10. REGISTRATION OF CERTIFICATES. Any certificates issued to an employee may be registered only in the name of the employee, or, if the employee so indicates on the employee's payroll deduction authorization form, in the employee's name jointly with a member of the employee's family, with right of survivorship.

     11. FAIR MARKET VALUE. The "fair market value" for any day shall be the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use; provided that if the stock of the Company shall become listed on a national securities exchange, the fair market value shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to the principal exchange on which the stock is so listed. If such prices are not available on a given day, then the Committee may use the prices of such stock on the next preceding trading day for which such prices are available. The Committee may revise the method of determining the fair market value of stock, provided that such revisions are uniformly applied and consistent with the requirements of Section 423 of the Code.

     12. RIGHTS AS A STOCKHOLDER. None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under this Plan unless and until a stock certificate with respect to such full or fractional shares shall have been issued to the employee or the custodian on his behalf.

     13. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's retirement, death or termination (other than an authorized leave of absence) of employment, no payroll deduction shall be taken from any pay due and owing to an employee at such time and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's estate, as soon as practicable thereafter.

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     14.  RIGHTS NOT TRANSFERABLE.  Rights under this Plan are not transferable by a participating employee other than by will or the laws of the descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     15. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be used for any corporate purpose.

     16. ADJUSTMENT IN CASE OF CHANGES AFFECTING NATIONAL SURGERY CENTERS, INC. STOCK. The number of shares subject to the Plan and to offerings granted under the Plan shall be adjusted as follows: (a) in the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to offerings theretofore granted thereunder shall be proportionately adjusted; (b) in the event of any merger or consolidation of the Company with any other corporation or corporations, there shall be substituted for each share of National Surgery Centers, Inc. then subject to the Plan, whether or not at the time subject to outstanding offerings, the number and kind of shares of common stock or other securities to which the holders of common stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board of Directors shall provide for an equitable adjustment in the number of shares of National Surgery Centers, Inc. common stock subject to the Plan, whether or not then subject to outstanding offerings. In the event of any such adjustment, the Subscription Price per share shall be appropriately adjusted.

     17. AMENDMENT OF THE PLAN. The Committee or the Board of Directors may at any time, or from time to time, amend this Plan in any respect, except that, without the approval of a majority of the shares of stock of the Company then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of shares approved for this Plan (other than as provided in Section 16) or (ii) decreasing the purchase price per share (other than as provided in Section 16).

     18. TERMINATION OF THE PLAN. This Plan and all rights of employees under any offering pursuant to the Plan hereunder shall terminate:

     a. on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee on a pro rata basis of each participant's direct compensation on that date; or

     b.   at any time, at the discretion of the Board of Directors.

     No offering hereunder shall be made which shall extend beyond November 10, 2000. Upon termination of this Plan, all amounts in the accounts of participating employees representing fractional shares shall be carried forward into the employees' payroll deduction account under a successor Plan, if any, or refunded as soon as practicable thereafter.

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     19.  GOVERNMENTAL REGULATIONS.  The Company's obligation to sell and deliver National Surgery Centers, Inc. common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such common stock.

     Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable by the Company.

     20. PURCHASE OF SHARES. Purchase of outstanding shares may be made pursuant to and on behalf of this Plan, upon such terms as the Company may approve, for delivery under this Plan.

     21. APPROVAL OF STOCKHOLDERS. This Plan was approved by stockholders of the Company on August 15, 1995 at a meeting held subsequent to the adoption of the Plan by the Board of Directors. All options granted prior to such approval are valid and exercisable.

     22. NO EMPLOYMENT GUARANTEE. Neither the establishment of the Plan nor any modification thereof shall be construed as giving to any participant or other person any legal or equitable right against the Company or any other participating employer except as herein provided. Under no circumstances shall the terms of employment of any participant be modified or in any way affected hereby. The maintenance of this Plan shall not constitute a contract of employment with any participant, and participation in the Plan will not give any participant a right to be retained as an employee of any employer.

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